Removal of Conditions Statement

Seller:
Capital Builders Development Properties, a California limited partnership

Subject Property:
2901-2951 Sunrise Boulevard
Rancho Cordova & Associated Land

Purchaser:
Mustaf Arpaci

Date:
May 26, 2000

1. This Removal of Conditions Statement is dated the 25th day of April 2000, with respect to that Agreement for the purchase and sale of the property commonly known as 2901-2951 Sunrise
Boulevard dated March 17, 2000 by and between Seller and Purchaser ("Sale Contract").

2. The Sales Contract contains certain conditions which the undersigned hereto desires to cancel and rescind as of the date hereof. In furtherance of the foregoing, the undersigned hereby cancels, removes and rescinds the following conditions from the Sales Contract:

(a)	7.B.	Purchaser's Inspections

(1) Physical Inspections

(2) Inspection of Documents, Books and Records

(3) Title Approval

(b)	7.C.	Review of Personal Property

3. All other terms and provisions of the Sales Contract shall remain unchanged and in full force and effect.

Purchaser:
MUSTAFA ARPACI

By:

Date:

Mustafa Arpaci

Seller:
CAPITAL BUILDERS

By:

Date:


NOTICE TO SELLER AND PURCHASER: CORNISH & CAREY COMMERCIAL IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE. NOTHING CONTAINED IN THIS COUNTER OFFER OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SELLER AND/OR PURCHASER SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING HERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS COUNTER OFFER.

REMOVAL OF CONDITIONS STATEMENT
1601 RESPONSE ROAD, SUITE 160, SACRAMENTO, CA 95815  (916) 920
4400 FAX (916)
920 0854
103ROC3.doc	Page   of 1
CORNISH & CAREY COMMERCIAL

ONCOR INTERNATIONAL
REMOVAL OF CONDITIONS STATEMENT
1601 RESPONSE ROAD, SUITE 160, SACRAMENTO, CA 95815  (916) 920
4400 FAX (916)
920 0854
103ROC3.doc	Page   of 1